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                                                                    Exhibit 23.6

                               ENGINEER'S CONSENT

  We consent to the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.

                                          AMH GROUP LTD.

                                          /s/ A. K. Ashton
                                          -------------------------------------
                                          A. K. Ashton
                                          President

September 21, 1999